[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXHIBIT 10.109

                                  AMENDMENT TO
                               PURCHASE AGREEMENT

Amendment to Purchase Agreement ("Amendment") effective this 15th day of January, 2004, by and between Baxter Healthcare Corporation, a Delaware corporation, through its BioScience business unit, with offices at One Baxter Parkway, Deerfield, Illinois 60015 (hereinafter referred to as "Baxter"), and Coram, Inc., with offices at 1675 Broadway, Suite 900, Denver, Colorado 80202 ("Purchaser"). Baxter and Purchaser are collectively referred to hereinafter as the "Parties".

                                    RECITALS

WHEREAS, Baxter and Purchaser entered into a Purchase Agreement ("Agreement") effective June 1, 2003;

WHEREAS, the Parties desire to amend the Agreement for the purpose of extending the Term of the Agreement;

Now therefore, it is hereby agreed as follows:

     1.   The Term of the Agreement will be June 1, 2003 through February 15,
          2004.

     2. This Amendment will be effective until the expiration of the term of the Agreement (unless further amended in accordance with the terms of the Agreement).

     3. In the event of any conflict between the Agreement and its associated schedules and this Amendment and its associated schedules, the provisions of this Amendment and its associated schedules shall be controlling. Except as specifically modified herein, the terms and conditions of the Agreement are hereby affirmed, confirmed and ratified.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives:

     PURCHASER:                         BAXTER:

     Coram, Inc.                        Baxter Healthcare Corporation
                                        Through its BioScience business unit
                                        Sales and Marketing North America region

     By: /s/ Frank Geiger               By: /s/ Edward Langan
        -----------------------------      ----------------------------------
     Name: Frank Geiger                 Name: Edward Langan
          ---------------------------        --------------------------------
     Title: Senior Vice President, MM   Title: VP Sales
           --------------------------         -------------------------------
     Date: 1-20-04                      Date: 1-23-04
          ---------------------------        --------------------------------

                                  EXHIBIT A TO
                               PURCHASE AGREEMENT

                                     PRICING

ALPHA(1) - PROTEINASE INHIBITOR (HUMAN)    ITEM DESCRIPTION     PRICE/UNIT
--------------------------------------------------------------------------
Aralast 580100                              25mL/0.5g vial       [*]
NDC# - 49669-5800-1
--------------------------------------------------------------------------
Aralast 580200                              50mL/1.0g vial       [*]
NDC# - 49669-5800-2
--------------------------------------------------------------------------

Coram Healthcare                                       1675 Broadway
                                                       Suite 900
                                                       Denver, Colorado 80202
                                                       303.292.4973/800 CORAM HC
                                                       303.298.0043 FAX
                                                       www.coramhc.com
February 20, 2004



Rosalee Satterthwaite
National Accounts Manager
Baxter Healthcare Corporation
1627 Lake Cook Road
Deerfield, Illinois 60015

Re:  Extension of Agreement

Dear Ms. Satterthwaite:

The purpose of this letter is to confirm that the term of the Purchase Agreement dated May 29, 2003, by and between Baxter Healthcare Corporation ("Baxter") and Coram Inc., as amended by the Second Amendment to Purchase Agreement dated January 15, 2004 (collectively, the "Agreement"), is hereby extended through February 29, 2004. All other term and conditions of the Agreement shall remain unchanged.

Please acknowledge Baxter's approval of this extension by having an authorized representative of Baxter execute this letter in the space marked below and return it to Coram, Inc. at the address listed above.

Sincerely,



CORAM, INC.

By: /s/ Scott Danitz
   --------------------------------------------------------------

Its: Senior Vice President, Chief Financial Officer and Treasurer



Accepted and agreed to this 24th day of February 2004:

BAXTER HEALTHCARE CORPORATION

By: /s/ Edward Langan
   --------------------------------------------------------------

Its: VP Sales
    -------------------------------------------------------------